                                                                    EXHIBIT 4(a)

[Front of Stock Certificate]


                                  [Eagle Logo]

                             GREIF BROS. CORPORATION
              Incorporated Under the Laws of the State of Delaware

Number                                                                    Shares
GU _____                                                                   _____


                                                          CUSIP 397624 10 7

                                             See Reverse For Certain Definitions

This is to Certify that
is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES, WITHOUT NOMINAL OR PAR VALUE OF THE CLASS A COMMON STOCK OF GREIF BROS. CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly assigned.

     The Class A Common Stock is entitled to the rights and privileges, and subject to the restrictions and limitations set forth on the reverse side of this Certificate and as further provided in the Certificate of Incorporation of the Corporation.

     This Certificate is not valid until countersigned by the transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:

/s/ Gary R. Martz                                     /s/ William B. Sparks, Jr.
    Secretary                                             President


[Corporate seal of Greif Bros. Corporation]

Countersigned and Registered
National City Bank,
(Cleveland, Ohio)
Transfer Agent and Registrar

By______________________________
        Authorized Officer


[Back of Stock Certificate]

                             GREIF BROS. CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the corporation, and the qualifications, limitations or restrictions of such preferences and/or rights, such request may be made to the office of the Secretary of the Corporation or to the transfer agent.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-............. Custodian............
                                                              (Cust)                (Minor)
TEN ENT - as tenants by the                           under Uniform Gifts to Minors
          Entireties

JT TEN - as joint tenants with right                  Act.................................
         of survivorship and not as                                (State)
         tenants in common/


         Additional abbreviations may also be used though not in the above list.

         For Value Received,_____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated ____________________________


                                              __________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.